Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Northfield Laboratories Inc. on Form 10-K for the period ended May 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donna O’Neill-Mulvihill, Vice President Finance of Northfield Laboratories Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Northfield Laboratories Inc.

/s/  Donna O’Neill-Mulvihill
Donna O’Neill-Mulvihill
Vice President Finance

Date: August 14, 2007